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                                                                   EXHIBIT 10.11


                                    MASTER
                                    ------
                                PROMISSORY NOTE
                                ---------------
                                 (this "Note")
                                        ----

$5,000,000.00                                                      July 1, 1999

     FOR VALUE RECEIVED, the undersigned, TITAN EXPLORATION, INC. ("Company")
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promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
("Bank"), at its offices located at 712 Main Street, Houston, Texas 77002 in
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lawful money of the United States of America and in immediately available funds, the principal amount of each loan (a "Loan") shown in Bank's records to have
                                      ----
been made by Bank and on the relevant maturity date as set forth in Bank's records. Each Loan shall have its own date of maturity agreed by Company and Bank. The rate of interest on each Loan evidenced hereby from time to time shall be the interest rate which shall be determined for each Loan by agreement between Company and Bank but, in no event, shall exceed the maximum interest rate permitted under applicable law ("Highest Lawful Rate").  If Texas law
                                      -------------------
determines the Highest Lawful Rate, Bank has elected the weekly ceiling as defined in Chapter 1D of the Texas Credit Title, Article 5069-1D.001 et seq., Title 79 of the Texas Revised Civil Statutes, as amended. All past due amounts shall bear interest at a per annum interest rate equal to the Prime Rate plus one percent (1%). "Prime Rate" means the rate determined from time to time by
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Bank as its prime rate.  The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

     Interest on each Loan shall be: (i) computed on the unpaid principal amount of the Loan outstanding from the date of advance until paid; (ii) payable at the maturity of such Loan and thereafter on demand; and (iii) shall be calculated on the basis of a year of 360 days for the actual days elapsed.

     The total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

     Each of the following is an event of default ("Events of Default"):
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     (a)  Company shall fail to pay any amount of principal of or interest on this Note when due; or
     (b) Company shall fail to pay when due any amount of principal or interest with respect to any obligation to Bank (other than this Note); or
     (c) Company shall fail to pay any amount relating to any other indebtedness for borrowed money or other pecuniary obligation (including any contingent such obligation) or an event or condition shall occur or exist which gives the holder of any such indebtedness or obligation the right or option to accelerate the maturity thereof; or
     (d) Company shall commence any bankruptcy, reorganization or similar case or proceeding relating to it or its property under the law of any jurisdiction, or a trustee or receiver shall be appointed for itself or any substantial part of its property; or
     (e) any involuntary bankruptcy, reorganization or similar case or proceeding under the law of any jurisdiction shall have been commenced against Company or any substantial part of its property and such case or proceeding shall not have been dismissed within 60 days, or Company shall have consented to such case or proceeding; or
     (f) Company shall admit in writing its inability to pay its debts as they become due; or
     (g)  Company shall be acquired, dissolved or otherwise cease to exist.

     Upon the happening of any Event of Default specified in paragraphs (d), (e) or (f) above, automatically the Loans evidenced by this Note (with accrued interest thereon) shall immediately become due and payable, and upon the happening of an Event of Default specified in paragraphs (a), (b), (c) or (g) above, Bank may, by notice to Company, declare the Loans evidenced by this Note (with accrued interest thereon) to be due and payable, whereupon the same shall immediately become due and payable. Except as expressly provided above, presentment, demand, protest, notice of intent to accelerate, acceleration and all other notices of any kind are hereby expressly waived.

     The Company hereby agrees to pay on demand, in addition to unpaid principal and interest, all Bank's costs and expenses incurred in attempting or effecting collection hereunder, including the reasonable fees and expenses of counsel (which may include, to the extent permitted by applicable law, allocated costs of in-house counsel), whether or not suit is instituted.

     This Note is executed and delivered by Company to evidence Loans which may be made by Bank to Company under a discretionary line of credit ("Discretionary
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Line of Credit") not to exceed $5,000,000.00. COMPANY UNDERSTANDS THAT BANK HAS
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NO OBLIGATION TO MAKE ANY LOAN TO COMPANY UNDER THIS NOTE. BANK MAY CANCEL THE
DISCRETIONARY LINE OF CREDIT AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION.

     All Loans evidenced by this Note are and will be for business and commercial purposes and no Loan will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board").
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     Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) does not apply to this Note or to any Loan evidenced by this Note. This Note shall be governed by the laws of the State of Texas and the laws of the United States as applicable.

     Bank shall, and is hereby authorized by Company, to record in its records the date, amount, interest rate and due date of each Loan as well as the date and amount of each payment by the undersigned in respect thereof. Payments may be applied to accrued interest or principal in whatever order Bank chooses. Absent manifest error, Bank's records shall be conclusive as to amounts used.

     Loans evidenced by this Note may not be prepaid. In the event any such prepayment occurs, Company shall indemnify Bank against any loss, liability, damage, cost or expense which Bank may sustain or incur as a consequence thereof, including without limitation any loss, liability, damage, cost or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof. Bank shall provide to Company a written statement explaining the amount of any such loss or expense, which statement shall be conclusive absent manifest error.

     No waiver of any default shall be deemed to be a waiver of any other default. No failure to exercise or delay in exercising any right or power under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of this Note shall be effective unless the same is in writing and signed by the person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any person shall entitle any person to any other or further notice or demand in similar or other circumstances.

     This Note shall be binding upon the successors and assigns of Company and inure to the benefit of Bank, its successors, endorsees and assigns (furthermore, Bank may assign or pledge this Note or any interest therein to any Federal Reserve Bank). If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity of all other terms and provisions will not be affected.

     THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                       COMPANY:  TITAN EXPLORATION, INC.


                                 By:     /s/ John L. Benfatti
                                      ------------------------------------------
                                 Name:   John L. Benfatti
                                       -----------------------------------------
                                 Title:  Vice President, Accounting & Controller
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(The Bank's signature is provided as
its acknowledgment of the above as
the final written agreement between the parties.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:     /s/ Robert C. Mertensotto
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Name:   Robert C. Mertensotto
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Title:  Managing Director
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